UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 30, 2016

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Duos Technologies Group, Inc.

(Exact name of registrant as specified in its charter)

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Florida	000-55497	65-0493217
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

6622 Southpoint Drive S., Suite 310, Jacksonville, Florida 32216

(Address of Principal Executive Office) (Zip Code)

(904) 652-1601

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 30, 2016, Mr. Gijs van Thiel informed the Board of Directors ("Board") of Duos Technologies Group Inc. ("Company") that he was resigning from the Board, effective January 1, 2017. Mr. van Thiel indicated that his resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

17.1	Letter of Resignation of Mr. Gijs van Thiel, dated December 30, 2016*

 *filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DUOS TECHNOLOGIES GROUP, INC.

Dated: January 4, 2017	By:	/s/ Adrian Goldfarb
Adrian Goldfarb Chief Financial Officer